                                                                   Exhibit 10.21

                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 6, 2002, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "Lenders"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET NATIONAL BANK, as the Swing Line Bank (the "Swing Line Bank"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "Lender Party" and, collectively, the "Lender Parties"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties.

                              W I T N E S S E T H :
                              -------------------

         WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000, that certain Fifth Amendment to Credit Agreement, dated as of September 28, 2000, that certain Sixth Amendment to Credit Agreement and Consent, dated as of February 5, 2001, that certain Seventh Amendment to Credit Agreement and Consent, dated as of June 26, 2001, that certain Eighth Amendment to Credit Agreement, dated as of November 21, 2001, that certain Ninth Amendment to Credit Agreement, dated as of February 12, 2002, and that certain Tenth Amendment to Credit Agreement, dated as of April 16, 2002 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, Events of Default exist under (i) Section 5.04(a) (Maximum Funded Debt to EBITDA Ratio) of the Credit Agreement for the period of four fiscal quarters ended March 31, 2002, (ii) Section 5.04(d) (Minimum Net Worth) as of March 31, 2002 and (iii) Section 5.04(e) (Minimum EBITDA) for the period of one fiscal quarter ended March 31, 2002 (such Events of Default being the "Existing Events of Default");

         WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties waive the Existing Events of Default;

         WHEREAS, the Borrower has requested that the Revolving Credit Facility be reduced to $150,000,000;

         WHEREAS, the Borrower, for the Borrower's valid business reasons, has requested that the Administrative Agent and Lenders consent to (i) the creation of a new Subsidiary, Audubon Europe S.a.r.l. ("Audubon Luxembourg"), to be incorporated in Luxembourg and to be a wholly-owned Subsidiary of Yale Industrial Products, Inc. ("Yale US"), (ii) the transfer by the Borrower of all of the shares of stock of Columbus McKinnon Limited ("CM Canada") to Yale US and

         (iii) the transfer by Yale US of all of the shares of stock of CM Canada, Yale Industrial Products Ltd. ("Yale UK") and Yale Industrial Products GmbH ("Yale Germany") to Audubon Luxembourg;

         WHEREAS, the Borrower has also requested that the Administrative Agent and Lender Parties otherwise amend the Credit Agreement as and to the extent set forth in this Amendment; and

         WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.       Consent.

         2.1. The Administrative Agent and Lender Parties hereby consent to the creation of Audubon Luxembourg; provided, that Audubon Luxembourg complies with the provisions of Section 5.02(o) of the Credit Agreement, i.e., Audubon Luxembourg shall become a Guarantor pursuant to the terms of the Guaranty and an additional grantor pursuant to the terms of the Security Agreement and Intellectual Property Security Agreement and all (100%) shares of the capital stock of Audubon Luxembourg shall be pledged to the Administrative Agent.

         2.2. Notwithstanding the provisions of Section 5.02(e) (Sales, Etc. of Assets) or any other provision of the Credit Agreement, the Administrative Agent and Lender Parties hereby consent to (i) the transfer by the Borrower of all of the shares of stock of CM Canada to Yale US and (ii) the transfer by Yale US of all of the shares of stock of CM Canada, Yale UK and Yale Germany to Audubon Luxembourg; provided, that, at least 65% of the outstanding shares of capital stock of CM Canada and Yale Germany shall be pledged to the Administrative Agent.

         2.3. Notwithstanding any provisions of any Loan Document, the Administrative Agent and the Lender Parties hereby consent to a restriction on the transferability of the stock of both Yale US and Audubon Luxembourg such that in connection with the transfer of the stock of either company, the stock of the other company is also required to be transferred.

         2.4. The consents set forth in Sections 2.1, 2.2 and 2.3 are subject to the additional condition that the Borrower shall have delivered to the Administrative Agent a copy of the opinion letter of Ernst & Young to the Borrower with respect to the tax consequences of the transactions described in Sections 2.1, 2.2 and 2.3, such opinion letter to be in form and substance satisfactory to the Administrative Agent.

3. Waiver. The Administrative Agent and Lender Parties hereby waive the Existing Events of Default under Sections 5.04(a), 5.04(d) and 5.04(e) of the Credit Agreement solely for the period ended March 31, 2002 or as of March 31, 2002, as applicable. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Default or Event of Default under the Credit Agreement or any other Loan Document, other than as expressly provided in this Section 3.

4.       Amendments.

         4.1. The Revolving Credit Commitments of each of the Revolving Credit Lenders are hereby reduced on a pro rata basis such that the Revolving Credit Facility shall be reduced to $150,000,000.

         4.2. The following definitions are inserted in the appropriate alphabetical order in Section 1.01 of the Credit Agreement:


         "Audubon Luxembourg" means a wholly-owned Subsidiary of Yale Industrial Products, Inc. to be incorporated under the laws of Luxembourg.


         "Debt Issuance" means any issuance or sale or other incurrence by the Borrower or any of its Subsidiaries of any Debt; provided, however, that, other than Debt permitted under Sections 5.02(b)(vi) or (ix), the term "Debt Issuance" shall not include the incurrence of Debt expressly permitted under Section 5.02(b).

         "Equity Issuance" means any sale or issuance for cash by the Borrower or any of its Subsidiaries of any capital stock or other ownership of profit interest, any securities convertible or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest; provided, however, that the term "Equity Issuance" shall not include the issuance of stock permitted under clauses (x), (y) or (z) of
         Section 5.02(r)(i).

         4.3. The following is inserted as a new clause (C) at the end of the definition of "EBITDA" in Section 1.01 of the Credit Agreement:


         "plus (C) to the extent deducted from the calculation of net income for such period, the amount of the loss realized by the Borrower from the sale of Handling Systems and Conveyors, Inc."

         4.4. The definition of "Net Cash Proceeds" in Section 1.01 of the Credit Agreement is amended by inserting after the words "or any Extraordinary Receipt" and before the words "received by or paid to or for the account of any Person," the words ", any Debt Issuance or any Equity Issuance".

         4.5. Section 2.05(b)(ii) of the Credit Agreement is amended as follows:

         (a) The word "or" appearing after the words "Section 2.06(b)(ii)" and before the word "(iii)" is deleted and replaced with a comma.

         (b) The words "or (vi)" are inserted after the word "(iii)".

         4.6. Section 2.06(b)(iv) of the Credit Agreement is amended as follows:

         (a) The word "or" appearing after the word "(ii)" and before the word "(iii)" is deleted and replaced with a comma.

         (b) The words "or (vi)" are inserted after the word "(iii)".

         4.7. The following is inserted as a new Section 2.06(b)(vi) of the Credit Agreement:


"(vi) Within one (1) Business Day after receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds from any Debt Issuance or Equity Issuance, the Borrower shall prepay the then outstanding Advances in an amount equal to one hundred percent (100%) of such Net Cash Proceeds."

         4.8. The following are inserted as new Sections 5.03(v) and 5.03(w) of the Credit Agreement:

         "(v) Monthly Financials. As soon as available and in any event within twenty (20) days after the end of each fiscal month, a Consolidated statement of income of the Borrower and its Subsidiaries and a consolidating statement of income of the Borrower and its Significant Subsidiaries, for (i) the period commencing at the end of the previous fiscal month and ending with the end of such fiscal month and (ii) the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year and the corresponding figures from the budgeted forecasts delivered pursuant to Section 5.03(e) for such period and for the Fiscal Year which includes such period, all in reasonable detail and duly certified by the chief financial officer of the Borrower as having been prepared in accordance with GAAP (subject to normal quarterly adjustments and year-end audit adjustments), together with a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

         (w) Monthly Accounts Receivable Aging. As soon as available and in any event within ten (10) days after the end of each of fiscal month, a monthly trial balance showing accounts receivable, as controlled by CMBIS, aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion."

         4.9. The following is inserted as a new clause (x) at the end of
Section 5.02(b) of the Credit Agreement (Debt):


         "(x) in the case of the Borrower, Debt owed to Audubon Luxembourg, provided, that (A) the amount of such Debt shall not exceed the amount of cash actually received by the Borrower from Audubon Luxembourg, (B) such Debt is evidenced by a promissory note or notes, (C) such promissory note or notes are pledged to the Administrative Agent pursuant to the terms of the Security Agreement and (D) no payments of principal under such note or notes shall be payable in cash prior to the later of (x) the Termination Date and (y) June 6, 2007."

         4.10. Section 5.04(a) of the Credit Agreement (Funded Debt to EBITDA Ratio) is amended by resetting the financial covenants contained therein for the periods provided below to the new levels set forth below:

           Four Fiscal Quarters ending on:           Ratio
           -------------------------------           -----

           June 30, 2002                             6.00 to 1.0
           September 29, 2002                        6.15 to 1.0
           December 29, 2002                         6.25 to 1.0

         4.11. Section 5.04(b) of the Credit Agreement (Interest Coverage Ratio) is amended by resetting the financial covenants contained therein for the periods provided below to the new levels set forth below:

           Four Fiscal Quarters ending on:           Ratio
           -------------------------------           -----

           June 30, 2002                             1.75 to 1.0
           September 29, 2002                        1.75 to 1.0
           December 29, 2002                         1.75 to 1.0

         4.12. Section 5.04(c) of the Credit Agreement (Fixed Charge Coverage Ratio) is amended by resetting the financial covenants contained therein for the periods provided below to the new levels set forth below:

           Four Fiscal Quarters ending on:           Ratio
           -------------------------------           -----

           June 30, 2002                             1.35 to 1.0
           September 29, 2002                        1.35 to 1.0
           December 29, 2002                         1.40 to 1.0

         4.13. Section 5.04(d) of the Credit Agreement (Minimum Net Worth) is amended and restated in its entirety to read as set forth below:


         "(d) Minimum Net Worth. Maintain, as of the last day of each fiscal quarter, an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than (i) $66,600,000 plus (ii) 75% of Consolidated positive net income (and excluding 100% of Consolidated net losses) of the Borrower and its Subsidiaries since March 30, 2002 to and including each date of determination computed on a cumulative basis for said entire period."

         4.14. Section 5.04(e) of the Credit Agreement (Minimum EBITDA) is amended by resetting the financial covenants contained therein for the fiscal quarters provided below to the new levels set forth below:

         Fiscal Quarter ending on:                   Amount
         -------------------------                   ------

         June 30, 2002                               $12,000,000
         September 29, 2002                          $12,250,000
         December 29, 2002                           $12,500,000"

5.       Additional Covenants.

         5.1. If the Borrower has not prepaid the Revolving Credit Advances by at least $50,000,000 and correspondingly permanently reduced the Revolving Credit Facility by at least $50,000,000 on or before September 29, 2002, then:

                  (a) on September 29, 2002, the Borrower and each of its Domestic Subsidiaries shall enter into a new cash management system, which shall include a cash collateral account, with the Administrative Agent and each bank at which the Borrower or such Subsidiary maintains a bank account, such cash management system to be in form and substance satisfactory to the Administrative Agent; and

                  (b) from and after September 29, 2002, the Borrower shall permit the Administrative Agent to conduct at any time and from time to time such commercial finance examinations and/or Collateral audits of the Borrower and its Subsidiaries as the Administrative Agent may request.

6.       Pricing.

         6.1. On the date of this Amendment, the Borrower shall pay an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "Approving Lender"), in an amount equal to 0.10% (i.e. 10.0 basis points) of such Approving Lender's Revolving Credit Commitment immediately after giving effect to the reduction of the Revolving Credit Commitments set forth in
Section 4.1 of this Amendment.

         6.2. On September 29, 2002, (a) the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, a fee in the amount of $187,500 and (b) all of the Applicable Margins then in effect shall automatically be increased by 0.25% (i.e., 25 basis points); provided, however, that, if the Borrower has prepaid the Revolving Credit Advances by at least

$50,000,000 and correspondingly permanently reduced the Revolving Credit Facility by at least $50,000,000 on or before September 29, 2002, then such fee shall not be payable and such pricing change shall not become effective.

         6.3. On December 29, 2002, (a) the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, a fee in the amount of $187,500 and (b) all of the Applicable Margins then in effect shall automatically be increased by 0.25% (i.e., 25 basis points); provided, however, that, if the Borrower has prepaid the Revolving Credit Advances by at least $50,000,000 and correspondingly permanently reduced the Revolving Credit Facility by at least $50,000,000 on or before December 29, 2002, then such fee shall not be payable and such pricing change shall not become effective.

7.       Possible Transactions.

         7.1. Notwithstanding any other provision of the Credit Agreement or any other Loan Document to the contrary, the Administrative Agent and Lender Parties hereby consent to the sale by the Borrower of common stock or the issuance by the Borrower of senior unsecured debt or subordinated debt; provided, that, all of the following conditions are met with respect to any such transaction (any such transaction being a "Possible Transaction"):

                  (a) The entire Net Cash Proceeds from any such Possible Transaction shall be used to prepay Advances under the Credit Agreement, such prepayment to result in a corresponding permanent reduction of the Revolving Credit Facility in the amount of such prepayment.

                  (b) As to any such Possible Transaction which is an issuance of common stock of the Borrower, such transaction shall be consummated in compliance with the terms of the Credit Agreement, including, without limitation, Section 5.02(r)(ii) of the Credit Agreement.

                  (c) As to any such Possible Transaction which is an issuance of senior unsecured or subordinated debt, the terms and conditions of such transaction and such senior unsecured or subordinated debt, including, without limitation, the subordination provisions thereof, shall be satisfactory in form and substance to the Administrative Agent.

                  (d) Any such Possible Transaction is conducted and consummated in compliance with the Senior Subordinated Note Documents.

8. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

         8.1. Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

         8.2. As of the date hereof and after giving effect to this Amendment, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

         8.3. The execution, delivery and performance by each applicable Loan Party of this Amendment and/or the reaffirmations and confirmations attached hereto and each other Loan Document are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, any Regulation of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture (including, without limitation, the Senior Subordinated Note Indenture), mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture (including, without limitation, the Senior Subordinated Note Indenture), mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

         8.4. Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party hereto and thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms.

         8.5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

9. Conditions Precedent to this Amendment. The effectiveness of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

         9.1. The Borrower and Lenders shall have duly executed and delivered this Amendment and each other Loan Party shall have duly executed the attached Acknowledgment and Ratification in connection with this Amendment

         9.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         9.3. The representations and warranties contained in Section 8 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

         9.4. The Borrower shall have paid the amendment fee provided for in
Section 6.1 of this Amendment.

         9.5. The Borrower and the other Loan Parties shall have taken all such other actions and executed and delivered all such other agreements, instruments, certificates and documents, if any, as the Administrative Agent shall have reasonably requested.

10.      Reference to and Effect Upon the Credit Agreement and other Loan
Documents.

         10.1. Except as specifically set forth in this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

         10.2. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

12. Costs and Expenses. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

14. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                        COLUMBUS MCKINNON CORPORATION


                        By: /s/ Robert L. Montgomery
                           -------------------------------
                               Robert L. Montgomery
                        Title: Executive Vice President

                         ACKNOWLEDGMENT AND RATIFICATION

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 6th day of June 2002.


                                    AUDUBON WEST, INC.

                                    By: /s/ Robert L. Montgomery
                                       -------------------------------
                                            Robert L. Montgomery
                                    Title:  Treasurer


                                    LICO STEEL, INC.

                                    By: /s/ Robert L. Montgomery
                                       -------------------------------
                                            Robert L. Montgomery
                                    Title:  Treasurer


                                    CRANE EQUIPMENT & SERVICE, INC.

                                    By: /s/ Robert L. Montgomery
                                       -------------------------------
                                            Robert L. Montgomery
                                    Title:  Treasurer


                                    YALE INDUSTRIAL PRODUCTS, INC.

                                    By: /s/ Robert L. Montgomery
                                       -------------------------------
                                            Robert L. Montgomery
                                    Title:  Treasurer

                                    Lenders




                                    FLEET NATIONAL BANK, as Administrative
                                    Agent, Initial Issuing Bank, Swing Line Bank and Lender

                                    By: /s/ John C. Wright
                                       -------------------------------
                                    Name:   John C. Wright
                                    Title:  Vice President

                                    Lenders

                                    ABN-AMRO BANK N.V. NEW YORK
                                    BRANCH, as a Co-Agent and Lender


                                    By: /s/ Sean P. Giglio
                                       -------------------------------
                                    Name:  Sean P. Giglio
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------


                                    By: /s/ Craig W. Trantwein
                                       -------------------------------
                                    Name:  Craig W. Trantwein
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    THE BANK OF NOVA SCOTIA, as a Co-Agent and
                                    Lender


                                    By: /s/ Todd S. Meller
                                       -------------------------------
                                    Name:  Todd S. Meller
                                         -----------------------------
                                    Title: Managing Director
                                          ----------------------------

                                    Lenders

                                    MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Agent and Lender


                                    By: /s/ Juffray P. Kapefick
                                       -------------------------------
                                    Name:  Juffray P. Kapefick
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    HSBC BANK USA (formerly known as Marine
                                    Midland Bank), as a Co-Agent and Lender


                                    By: /s/ John G. Tiarney
                                       -------------------------------
                                    Name:  John G. Tiarney
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    COMERICA BANK


                                    By: /s/ Joel S. Gordon
                                       -------------------------------
                                    Name:  Joel S. Gordon
                                         -----------------------------
                                    Title: Account Officer
                                          ----------------------------

                                    Lenders

                                    WACHOVIA BANK, NA


                                    By: /s/ Robert Brown
                                       -------------------------------
                                    Name:  Robert Brown
                                         -----------------------------
                                    Title: Director
                                          ----------------------------

                                    Lenders

                                    KEYBANK NATIONAL ASSOCIATION


                                    By: /s/ Mary K. Young
                                       -------------------------------
                                    Name:  Mary K. Young
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    CITIZENS BANK OF PENNSYLVANIA


                                    By: /s/ Brian V. Ciaverella
                                       -------------------------------
                                    Name:  Brian V. Ciaverella
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS


                                    By: /s/ Diane F. Rolfe
                                       -------------------------------
                                    Name:  Diane F. Rolfe
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    THE BANK OF NEW YORK


                                    By: /s/ Christine T. Rio
                                       -------------------------------
                                    Name:  Christine T. Rio
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Stephen W. Boyd
                                       -------------------------------
                                    Name:  Stephen W. Boyd
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------

                                    Lenders

                                    NATIONAL CITY BANK OF PENNSYLVANIA


                                    By:
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title:
                                          ----------------------------